                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 193
                               __________________

                         Commission File Number 1-13102

       Date of Report (date of earliest event reported): OCTOBER 30, 1997


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



               MARYLAND                                 36-3935116
       (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)                Identification No.)





            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 30, 1997, First Industrial Realty Trust, Inc. and its Subsidiaries ( the "Company"), through First Industrial, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, acquired 91 light industrial properties (the "Pacifica Phase I Properties") in Denver, Colorado, totaling approximately 3.5 million square feet of gross leasable area (the "Pacifica Phase I Acquisition"). The Pacifica Phase I Properties were acquired for approximately $168.2 million which was funded with $148.1 million in cash and the issuance of approximately .6 million limited partnership units in the Operating Partnership (the "Units") valued at approximately $20.1 million. The $148.1 million in cash was funded with borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $148.1 million borrowed under the Company's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Pacifica Phase I Properties were acquired from Pacifica Turnpike II Limited Liability Company, PAC II Limited Liability Company, Pacifica Fountainhead Limited Liability Company, John B. Bertram Trust, H-B Trust, IJM Investments, Pacifica N-I24, LLC, 15200 Commerce Partners, I.G. Equities, Pacifica Industrial V Ltd. Liability, Pacifica
Central Partnership, Pacifica Gateway Limited Liability Company, Pacifica Hilltop Partnership, C.G. Property Development Company, Pacifica Northeast Industrial Partnership, Pacifica Industrial Denver I-70, C&L Denver I, Kaplan MB Properties II, A&R Management and Development Co. No. 1, L.P., Pacifica North I-25 Industrial, LLC., FTS, LLC, Pacifica Broadway Partnership, Pacifica 6400 Broadway Partnership, The Stanley and Linda Gerlach Family Trust Dated 6-28-85, Pacifica Denver VIII Limited Liability Company, BBS/PAC, Ltd. Liability Company, First Trust Corporation, Pacifica Denver VI Limited Liability Company, Pacifica Turnpike Park Partnership, Equity Industrial II, L.P., Jordan Park Limited Liability Company, East 46th Partnership, Interstate Business Center, L.L.C., Apollo/Pacifica, LLC, Pacifica Development Properties II Limited Liability Company, Pacifica ARKA Garrison Park Partnership, K Associates, Pacifica West Evans Partnership, Pacifica/ARKA West Park Partnership, ARGC Partners, John A. And Gloria H. Sage as Co-Trustees of the Jack and Gloria Sage Family Trust, Kaplan MB Properties II, Pacifica/ARKA Arapahoe Partnership, A&R Management and Development, Pacifica ILIFF Business Park Limited Liability Company, Russell S. Bishop III and Mary M. Bishop as Co-Trustees, Bishop Family Trust, George Hemminger IRA, Pacifica Southpark I Limited Liability Company, Pacifica/ARKAI-225 Partnership, Kozen Family, LLC, Pacifica South Federal Business Center, L.P., Pacifica ARKA Upland I Limited Liability Company, The Jack and Gloria Sage Family Trust Agreement Dated 6/7/94, Pacifica 6th West L.P., George M. Hemminger IRA, James A. Collins and Carol L. Collins, Trustee of the Collins Family Trust Dated May 9, 1969 (together, the "Pacifica Group"). Prior to the Pacifica Phase I Acquisition, the Pacifica Group was not affiliated with the Company, any affiliate of the Company or any director or officer of the Company. Following the Pacifica Phase I Acquisition, Timothy Gudim was appointed regional director and Gregory Downs was appointed regional development officer. The Pacifica Phase I Properties will continue to be used for light industrial use under the existing lease terms.

     In connection with the Pacifica Phase I Acquisition, the Company completed negotiations with the Pacifica Group to acquire an additional 15 properties totaling approximately .7 million square feet of gross leasable area (the "Pacifica Phase II Properties") (together with the Pacifica Phase I Properties, the "Pacifica Acquisition Properties") for approximately $25.4 million (the "Pacifica Phase II Acquisition"). The Pacifica Phase II Acquisition will be funded with cash and Units and is scheduled to close within the next several months. The Pacifica Phase II Properties will be used for light industrial use under the existing lease terms.

     The company is completing negotiations to acquire 64 properties totaling approximately 4.8 million square feet of gross leasable area (the "Sealy Acquisition Properties") for approximately $128.5 million. The Sealy Acquisition Properties will be funded with cash and Units and is scheduled to close by November 30, 1997. The Sealy Acquisition Properties will be used for light industrial and bulk warehouse use under existing lease terms.

                             ITEM 5.  OTHER EVENTS

     Since the filing of the Company's Form 8-K/A No. 2 dated June 30, 1997, exclusive of the Pacifica Acquisition Properties and the Sealy Acquisition Properties described above, the Company acquired 36 industrial properties and five land parcels for future development from unrelated parties during the period July 15, 1997 through October 31, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties and land parcels totaled approximately $83.9 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 36 industrial properties and five land parcels acquired are described below and were funded with working capital, the issuance of Units and borrowings under the Company's 1996 Unsecured Acquisition Facility. The Company has continued the pre-acquisition uses of the properties. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.

o On July 16, 1997, the Company purchased a land parcel located in Clarion, Iowa for approximately $.05 million. The land parcel was purchased from the R.W. Hagie Trust.

o On July 31, 1997, the Company purchased two light industrial properties totaling 161,539 square feet located in Indianapolis, Indiana. The purchase price of the properties was approximately $4.1 million. The properties were purchased from National Life Insurance Company.

o On August 6, 1997, the Company purchased a land parcel located in Minneapolis, Minnesota for approximately $.3 million. The land parcel was purchased from Ronald A. Signorelli and John B. Pfaff.

o On August 27, 1997, the Company purchased a 54,000 square foot light industrial property located in Des Moines, Iowa. The purchase price for the property was approximately $1.1 million. The property was purchased from Dennis L. Elwell. This property was owner occupied prior to purchase.

o On September 19, 1997, the Company purchased a land parcel located in Louisville, Kentucky for approximately $1.5 million. The land parcel was purchased from Louisville and Jefferson County Riverport Authority.

o On September 19, 1997, the Company purchased three light Industrial Properties totaling 106,721 square feet located in Oakwood, Ohio. The purchase price of the properties was approximately $3.4 million. The properties were purchased from Oak Leaf Industrial Mall, L.P.

o On September 19, 1997, the Company purchased two light industrial properties totaling 62,395 square feet located in Independence, Ohio. The purchase price of the properties was approximately $2.5 million. The properties were purchased from Valley Belt Industrial Mall, L.P.

o On September 22, 1997, the Company purchased a 102,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $3.0 million. The property was purchased from Virginia United, a Michigan co-partnership.

o On September 23, 1997, the Company purchased a 353,000 square foot light industrial property located in Indianapolis, Indiana. The purchase price for the property was approximately $7.1 million. The property was purchased from Merchandise Warehouse Co., Inc. This property was owner occupied prior to purchase.

o On September 26, 1997, the Company purchased a 97,518 square foot bulk warehouse property located in Kennesaw, Georgia for approximately $5.2 million. The property was purchased from The Guardian Insurance & Annuity Company, Inc, a Delaware corporation.

o On September 29, 1997, the Company purchased a 35,114 square foot light industrial property located in Hazelwood, Missouri. The purchase price for the property was approximately $1.0 million. The property was purchased from McDonnell Douglas Corporation, a Maryland corporation. This property was owner occupied prior to purchase.

o On September 30, 1997, the Company purchased a 570,000 square foot light industrial property located in Florence, Kentucky. The purchase price for the property was approximately $6.0 million. The property was purchased from Equitable Bag Co., Inc. This property was owner occupied prior to purchase.

o On October 1, 1997, the Company purchased a 51,525 square foot light industrial property located in Streetsboro, Ohio. The purchase price for the property was approximately $2.2 million. The property was purchased from Ethan Investment Corporation.

o On October 7, 1997, the Company purchased four bulk warehouse properties totaling 476,401 square feet and one 80,400 square foot light industrial property located in Chicago, Illinois for approximately $10.0 million which was funded with $4.8 million in cash and approximately .2 million Units valued at approximately $5.2 million in the aggregate. The Properties were purchased from RJB Ford City Limited Partnership.

o On October 14, 1997, the Company purchased a land parcel located in Cheshire, Connecticut for approximately $.9 million. The land parcel was purchased from River Valley Farm, Inc.

o On October 17, 1997, the Company purchased seven light industrial properties totaling 480,118 square feet located in Nashville, Tennessee. The purchase price for the properties was approximately $17.7 million. The Properties were purchased from Metropolitan Life Insurance Company, a New York corporation.

o On October 21, 1997, the Company purchased two light Industrial Properties totaling 68,635 square feet located in Hicksville, New York. The purchase price of the properties was approximately $1.9 million. The properties were purchased from Mastex Associates, a New York partnership.

o On October 23, 1997, the Company purchased one bulk warehouse property totaling 252,000 square feet and five light industrial properties totaling 137,031 square feet located in the metropolitan area of Chicago, Illinois for approximately $9.0 million which was funded with $7.7 million in cash and approximately .05 million Units valued at approximately $1.3 million in the aggregate. The properties were purchased from Rob Commercial Joint Ventures Limited and RJB II, L.P.

o On October 28, 1997, the Company purchased a land parcel located in Romulus, Michigan for approximately $.6 million. The land parcel was purchased from Par Driving, Inc., a Michigan corporation.

o On October 28, 1997, the Company purchased a 32,000 square foot light industrial property located in Willoughby, Ohio. The purchase price for the property was approximately $.9 million. The property was purchased from Hamann Parkway Limited.

o On October 31, 1997, the Company purchased an 89,456 square foot light industrial property located in Minneapolis, Minnesota. The purchase price for the property was approximately $5.4 million. The property was purchased from City West Associates, L.L.P.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition II Properties - Unaudited.

                Combined Historical Statements of Revenues and Certain Expenses for the Pacifica Acquisition Properties and Notes thereto with Independent Accountant's report dated October 27, 1997.

                Combined Historical Statements of Revenues and Certain Expenses for the Sealy Acquisition Properties and Notes thereto with Independent Accountant's report dated October 16, 1997.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition III Properties and Notes thereto with Independent Accountant's report dated October 20, 1997.

     (b) Pro Forma Financial Information:

                Pro Forma Statement of Operations for the Six Months Ended June 30, 1997.

                Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


     Exhibits Number  Description
     ---------------  -----------------------------------------
            23        Consent of Coopers & Lybrand L.L.P.
                      Independent Accountants

                         INDEX TO FINANCIAL STATEMENTS



     1997 ACQUISITION II PROPERTIES                                     PAGE

       Combined Historical Statements of Revenues and
  Certain Expenses for the 1997 Acquisition II
  Properties for the Six Months Ended June 30, 1997 and the Year Ended
  December 31, 1996 - Unaudited........................................... 6

PACIFICA ACQUISITION PROPERTIES

   Report of Independent Accountants...................................... 7

   Combined Historical Statements of Revenues and
   Certain Expenses for the Pacifica  Acquisition
   Properties for the Six Months Ended June 30, 1997
   and for the Year Ended December 31, 1997............................... 8

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 9-10

SEALY ACQUISITION PROPERTIES

   Report of Independent Accountants...................................... 11

   Combined Historical Statements of Revenues and
   Certain Expenses for the Sealy  Acquisition
   Properties for the Six Months Ended June 30, 1997 and
   for the Year Ended December 31, 1996................................... 12

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 13-14

1997 ACQUISITION III PROPERTIES

   Report of Independent Accountants...................................... 15

   Combined Historical Statements of Revenues and
   Certain Expenses for the 1997  Acquisition  III
   Properties for the Six Months Ended June 30, 1997
   and for the Year Ended December 31, 1996............................... 16

   Notes to Combined Historical Statements of Revenues and Certain
   Expenses............................................................... 17-18

PRO FORMA FINANCIAL INFORMATION

   Pro Forma Statement of Operations for the Six Months Ended June
   30, 1997............................................................... 19-20

   Notes to Pro Forma Financial Statements................................ 21-22

   Pro Forma Statement of Operations for the Year Ended December 31,
   1996................................................................... 23-25

   Notes to Pro Forma Financial Statements................................ 26-28

                         1997 ACQUISITION II PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 25 of the 206 properties acquired or contracted to be acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") during the period July 15, 1997 through October 31, 1997 ( the "1997 Acquisition II Properties"). These statements are exclusive of 91 properties (the "Pacifica Phase I Properties") acquired by the Company on October 30, 1997 and 15 properties (the "Pacifica Phase II Properties") contracted to be acquired by the Company within the next several months (together, the "Pacifica Acquisition Properties"), which have been audited and are included elsewhere in this Form 8-K, 64 properties (the "Sealy Acquisition Properties") contracted to be acquired by the Company by November 30, 1997, which have been audited and are included elsewhere in this Form 8-K and seven properties (the "1997 Acquisition III Properties") acquired by the Company on October 17, 1997 which have been audited and are included elsewhere in this Form 8-K, five parcels of land for future development and four properties occupied by the previous owner during the period July 15, 1997 through October 31, 1997.

     The 1997 Acquisition II Properties were acquired for an aggregate purchase price of approximately $47.6 million, have an aggregate gross leaseable area of approximately 1.7 million square feet. A description of each property is included in Item 5.


                                            FOR THE SIX             FOR THE
                                            MONTHS ENDED           YEAR ENDED
                                           JUNE 30, 1997       DECEMBER 31, 1996
                                            (UNAUDITED)           (UNAUDITED)
                                        ----------------      ------------------
Revenues:
 Rental Income......................       $     3,266           $     6,213
 Tenant Recoveries and Other Income.               665                 1,256
                                           -----------           -----------
  Total Revenues...................              3,931                 7,469
                                           -----------           -----------
Expenses:
 Real Estate Taxes.................                781                 1,518
 Repairs and Maintenance...........                183                   424
 Property Management...............                138                   254
 Utilities.........................                 27                    53
 Insurance.........................                 34                    56
 Other.............................                  3                    31
                                           -----------           -----------
  Total Expenses...................              1,166                 2,336
                                           -----------           -----------
Revenues in Excess of Certain
 Expenses..........................        $     2,765           $     5,133
                                           ===========           ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
   First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Pacifica Acquisition Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Pacifica Acquisition Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the Pacifica Acquisition Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Pacifica Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                            COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October 27, 1997

                        PACIFICA ACQUISITION  PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                            FOR THE SIX
                                            MONTHS ENDED            FOR THE
                                           JUNE 30, 1997           YEAR ENDED
                                            (UNAUDITED)        DECEMBER 31, 1996
                                            -------------     ------------------
Revenues:
 Rental Income..........................    $     8,846          $      16,849
 Tenant Recoveries and Other Income.....          1,868                  3,453
                                            -----------          -------------
  Total Revenues.......................          10,714                20,302
                                            -----------          -------------
Expenses:
 Real Estate Taxes.....................           1,241                  2,521
 Repairs and Maintenance...............             767                  1,554
 Property Management...................             423                    767
 Utilities.............................             282                    547
 Insurance.............................              89                    116
 Other.................................               7                    155
                                            -----------          -------------
  Total Expenses.......................           2,809                  5,660
                                            -----------          -------------
Revenues in Excess of Certain Expenses.     $     7,905          $      14,642
                                            ===========          =============


    The accompanying notes are an integral part of the financial statements.

                        PACIFICA ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 91 properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") and 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties").

     The Pacifica Acquisition Properties are contracted to be acquired for an aggregate purchase price of approximately $193.6 million. Summary information regarding the Pacifica Acquisition Properties is as follows:



                                   SQUARE
                       # OF         FEET              DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)       HISTORY COMMENCED
-----------------   -----------------------        -----------------
Denver, CO             106       4,123,846                (a)

-----------------------------------
(a) Rental history commenced on January 1, 1996 for 101 of the buildings. Rental history for the remaining five buildings, totaling 165,717 square feet, commenced after June 30, 1997 when these buildings were placed in service.

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Pacifica Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                        PACIFICA ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The Pacifica Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                       Pacifica
                     Acquisition
                      Properties
                   ---------------
1997                     $11,888
1998                      10,476
1999                       7,803
2000                       5,410
2001                       3,150
Thereafter                 4,050
                   ---------------
Total                    $42,777
                   ===============

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Sealy Acquisition Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Sealy Acquisition Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the Sealy Acquisition Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Sealy Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                                COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October 16, 1997

                         SEALY ACQUISITION  PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)







                                           FOR THE SIX
                                           MONTHS ENDED         FOR THE
                                          JUNE 30, 1997        YEAR ENDED
                                           (UNAUDITED)      DECEMBER 31, 1996
                                       ----------------     -----------------
Revenues:
 Rental Income.....................   $      8,113          $       15,163
 Tenant Recoveries and Other Income            968                   1,546
                                       ------------         ---------------
  Total Revenues...................          9,081                  16,709
                                       ------------         ---------------
Expenses:
 Real Estate Taxes.................          1,097                   2,068
 Repairs and Maintenance...........            903                   1,546
 Property Management...............            391                     700
 Utilities.........................            243                     329
 Insurance.........................            126                     264
 Other.............................            ---                     ---
                                       ------------         ---------------
  Total Expenses...................          2,760                   4,907
                                       ------------         ---------------
Revenues in Excess of Certain
 Expenses..........................    $     6,321          $       11,802
                                       ============         ===============

    The accompanying notes are an integral part of the financial statements.

                          SEALY ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 64 properties contracted to be acquired by November 30, 1997 (the "Sealy Acquisition Properties") by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company"). Summary information regarding the Sealy Acquisition Properties is as follows:

     The Sealy Acquisition Properties are contracted to be acquired for an aggregate purchase price of approximately $128.5 million. Summary information regarding the Sealy Acquisition Properties is as follows:



                                   SQUARE
                       # OF         FEET               DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)        HISTORY COMMENCED
-----------------   -----------------------         -----------------
Atlanta, GA          2                67,569        January 1, 1996
Baton Rouge, LA      4               225,147        January 1, 1996
Dallas, TX          19             1,620,442        January 1, 1996
Houston, TX         22             2,127,201        January 1, 1996
New Orleans, LA     14               557,453        January 1, 1996
Shreveport, LA       1                50,000        January 1, 1996
Tampa, FL            2               153,377        January 1, 1996
                    ------------------------
  TOTAL             64             4,801,189
                    ========================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Sealy Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                          SEALY ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The Sealy Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                Sealy
              Acquisition
              Properties
            ---------------
1997        $     16,482
1998              13,525
1999               9,404
2000               5,057
2001               2,625
Thereafter         2,861
            ---------------
Total       $     49,954
            ===============

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition III Properties as described in
Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition III Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated October 30, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition III Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition III Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                          COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October  20, 1997

                        1997 ACQUISITION III PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                FOR THE SIX
                                                MONTHS ENDED         FOR THE
                                               JUNE 30, 1997       YEAR ENDED
                                                (UNAUDITED)    DECEMBER 31, 1996
                                            ----------------   -----------------

Revenues:
   Rental Income.......................     $        952        $      1,945
   Tenant Recoveries and Other Income..              123                 244
                                            ----------------   -----------------
           Total Revenues..............            1,075               2,189
                                            ----------------   -----------------
Expenses:
   Real Estate Taxes...................              105                 222
   Repairs and Maintenance.............               82                 168
   Property Management.................               45                  91
   Utilities...........................               23                  51
   Insurance...........................                7                  14
   Other...............................               46                   4
                                            ----------------   -----------------
           Total Expenses..............              308                 550
                                            ----------------   -----------------
Revenues in Excess of Certain Expenses.     $        767        $      1,639
                                            ===============    =================

    The accompanying notes are an integral part of the financial statements.

                        1997 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of seven properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") on October 17, 1997 (the "1997 Acquisition III Properties").

     The 1997 Acquisition III Properties were acquired for an aggregate purchase price of approximately $ 17.7 million. Summary information regarding the 1997 Acquisition III Properties is as follows:



                                   SQUARE
                       # OF         FEET                   DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)            HISTORY COMMENCED
-----------------   ------------------------            -----------------
Nashville, TN           7         480,118             January 1, 1996

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition III Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                        1997 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3. FUTURE RENTAL REVENUES

     The 1997 Acquisition III Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                 1997
            Acquisition III
               Properties
            ---------------
1997        $     1,581
1998              1,256
1999                720
2000                395
2001                229
Thereafter          497
            ---------------
Total       $     4,678
            ===============

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          1997                        Punia         Other 1997        1997
                                  First Industrial     Acquisition  Lazarus Burman  Acquisition    Acquisition     Acquisition I
                                  Realty Trust, Inc     Property      Properties    Properties      Properties     Properties
                                     (Historical)      (Historical)   (Historical)  (Historical)  (Historical)    (Historical)
                                     Note 2 (a)         Note 2 (b)     Note 2(c)    Note 2 (d)     Note 2 (e)       Note 2 (f)
                                  -----------------   ------------- --------------  ------------  ------------    -------------
REVENUES:
Rental Income.................... $    74,709         $    20        $  1,501      $   5,354       $   1,178     $     550
Tenant Recoveries and
  Other Income...................      19,925               5             374          1,157             482           236
Interest Income on U.S.
  Government Securities..........       4,157             ---             ---            ---             ---           ---
                                  ---------------     ------------   ------------  ------------   -----------    -------------
    Total Revenues...............      98,791              25           1,875          6,511           1,660           786
                                  ---------------     ------------   ------------  ------------   -----------    -------------

EXPENSES:
 Real Estate Taxes...............      15,647               4             396            983             448           194
 Repairs and Maintenance.........       4,286               1             119            267              53            31
 Property Management.............       3,519               1              59            124              21            22
 Utilities.......................       2,825               3              77            268               6             1
 Insurance.......................         276             ---              22             85               9             5
 Other...........................         854             ---              37            ---             ---           ---
 General and Administrative.....        2,690             ---             ---            ---             ---           ---
 Interest Expense................      21,321             ---             ---            ---             ---           ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................       1,380             ---             ---            ---             ---           ---
 Depreciation and Other
  Amortization...................      17,712             ---             ---            ---             ---           ---
                                  ---------------     ------------   ------------  ------------   -----------    -------------
   Total Expenses................      70,510               9             710          1,727             537           253
                                  ---------------     ------------   ------------  ------------   -----------    -------------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item..........      28,281              16           1,165          4,784           1,123           533
Disposition of Interest Rate
 Protection Agreements...........       1,430             ---             ---            ---             ---           ---
Gain on Sales of Properties......       3,999             ---             ---            ---             ---           ---
                                  ---------------     ------------   ------------  ------------   -----------    -------------

Income Before Minority Interest
 and Extraordinary Item..........      33,710              16           1,165          4,784           1,123           533
Income Allocated to Minority
Interest.........................     (1,950)             ---             ---            ---             ---           ---
                                  ---------------     ------------   ------------  ------------   -----------    -------------
Income Before Extraordinary
Item.............................      31,760              16           1,165          4,784           1,123           533
                                  ---------------     ------------   ------------  ------------   -----------    -------------
Preferred Stock Dividends........     (3,365)             ---             ---            ---             ---           ---
                                  ---------------     ------------   ------------  ------------   -----------    -------------
Income Before Extraordinary
Item Available to Common
Shareholders..................... $    28,395         $    16        $  1,165      $   4,784       $   1,123     $     533
                                  ==============      ============   ============  =============  ============   ==============
Income Before Extraordinary
Item Per Weighted Average
Common Share Outstanding
(30,080,434 for June 30, 1997).   $      $.94
Pro Forma Income Before           ==============
Extraordinary Item Per
Weighted  Average Common
Share Outstanding (36,117,874
for June 30, 1997, pro forma).





                                               Subtotal
                                             Carry Forward
                                            --------------
REVENUES:
Rental Income....................           $  83,312
Tenant Recoveries and
  Other Income...................              22,179
Interest Income on U.S.
  Government Securities..........               4,157
                                            --------------
    Total Revenues...............             109,648
                                            --------------

EXPENSES:
 Real Estate Taxes...............              17,672
 Repairs and Maintenance.........               4,757
 Property Management.............               3,746
 Utilities.......................               3,180
 Insurance.......................                 397
 Other...........................                 891
 General and Administrative......               2,690
 Interest Expense................               21,321
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..........................               1,380
 Depreciation and Other
  Amortization...................              17,712
                                            --------------
   Total Expenses................              73,746
                                            --------------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item..........              35,902
Disposition of Interest Rate
 Protection Agreements...........               1,430
Gain on Sales of Properties......               3,999
                                            --------------
Income Before Minority Interest
 and Extraordinary Item..........              41,331
Income Allocated to Minority
 Interest........................             (1,950)
                                            --------------
Income Before Extraordinary
 Item............................              39,381
                                            --------------
Preferred Stock Dividends........             (3,365)
                                            --------------
Income Before Extraordinary
 Item Available to Common
 Shareholders....................               $36,016
                                            ==============
Income Before Extraordinary
Item Per Weighted Average
Common Share Outstanding
(30,080,434 as of June 30, 1997).
Pro Forma Income Before
Extraordinary Item Per
Weighted  Average Common
Share Outstanding (30,080,434
as of  June 30, 1997, pro forma).



The Accompanying notes are an integral part of the pro forma financial statement.
                                       19

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                         Pacifica
                                                         Acquisition        Sealy Acquisition       1997 Acquisition
                                         Subtotal        Properties            Properties             III Properties
                                          Carry          (Historical)          (Historical)        (Historical) Note 2
                                         Forward          Note 2 (g)           Note 2 (h)              Note 2 (i)
                                        -------------  --------------      --------------------   ---------------------
REVENUES:
 Rental Income.......................   $     83,312    $      8,846        $        8,113         $         952
 Tenant Recoveries and
  Other Income.......................         22,179           1,868                   968                   123
 Interest Income on U.S.
  Government Securities..............          4,157             ---                   ---                   ---
                                        -------------  --------------      ---------------        --------------
   Total Revenues....................        109,648          10,714                 9,081                 1,075
                                        -------------  --------------      ---------------        --------------

EXPENSES:
 Real Estate Taxes...................         17,672           1,241                 1,097                   105
 Repairs and Maintenance.............          4,757             767                   903                    82
 Property Management.................          3,746             423                   391                    45
 Utilities...........................          3,180             282                   243                    23
 Insurance...........................            397              89                   126                     7
 Other...............................            891               7                   ---                    46
 General and Administrative..........          2,690             ---                   ---                   ---
 Interest Expense....................         21,321             ---                   ---                   ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..............................          1,380             ---                   ---                   ---
 Depreciation and Other
  Amortization.......................         17,712             ---                   ---                   ---
                                        -------------  --------------      ---------------        --------------
    Total Expenses...................         73,746           2,809                 2,760                   308
                                        -------------  --------------      ---------------        --------------
Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item..............         35,902           7,905                 6,321                   767
Disposition of Interest Rate
 Protection Agreements...............          1,430             ---                   ---                   ---
Gain on Sales of Properties..........          3,999             ---                   ---                   ---
                                        -------------  --------------      ---------------        --------------
Income Before Minority Interest
 and Extraordinary Item..............         41,331           7,905                 6,321                   767
Income Allocated to Minority
 Interest............................         (1,950)            ---                   ---                   ---
                                        -------------  --------------      ---------------        --------------
Income Before Extraordinary
 Item................................         39,381           7,905                 6,321                   767
                                        -------------  --------------      ---------------        --------------
Preferred Stock Dividends............         (3,365)            ---                   ---                   ---
                                        -------------  --------------      ---------------        --------------
Income Before Extraordinary
 Item Available to Common
 Shareholders........................   $     36,016   $       7,905       $         6,321        $          767
                                        =============  =============       ===============        ==============
Income Before Extraordinary
 Item Per Weighted Average
 Common Share Outstanding
 (30,080,434 for June 30, 1997)....
Pro Forma Income Before
 Extraordinary Item Per
 Weighted  Average Common
 Share Outstanding (30,080,434
 for June 30, 1997, pro forma)....



                                              1997 Acquisition
                                               II Properties             Pro Forma            First Industrial
                                                (Historical)            Adjustments           Realty Trust, Inc.
                                                 Note 2 (j)             Note 2 (k)                Pro Forma
                                            -------------------     -------------------      -------------------
REVENUES:
  Rental Income.......................               $3,266                 $---              $104,489
  Tenant Recoveries and
   Other Income.......................                  665                  ---                25,803
  Interest Income on U.S.
   Government Securities..............                  ---                  ---                 4,157
                                           ----------------        -------------            ----------
   Total Revenues....................                3,931                   ---               134,449
                                           ----------------        -------------            ----------
EXPENSES:
 Real Estate Taxes...................                  781                   ---                20,896
 Repairs and Maintenance.............                  183                   ---                 6,692
 Property Management.................                  138                   ---                 4,743
 Utilities...........................                   27                   ---                 3,755
 Insurance...........................                   34                   ---                   653
 Other...............................                    3                   ---                   947
 General and Administrative..........                  ---                   ---                 2,690
 Interest Expense....................                  ---                 5,254                26,575
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs..............................                  ---                   ---                 1,380
 Depreciation and Other
  Amortization.......................                  ---                 5,524                23,236
                                           ----------------        -------------            ----------
    Total Expenses...................                1,166                10,778                91,567
                                           ----------------        -------------            ----------

Income Before Disposition of
 Interest Rate Protection
 Agreements, Gain on Sales of
 Properties, Minority Interest
 and Extraordinary Item..............                2,765               (10,778)               42,882
Disposition of Interest Rate
 Protection Agreements...............                  ---                   ---                 1,430
Gain on Sales of Properties..........                  ---                   ---                 3,999
                                           ----------------        -------------            ----------
Income Before Minority Interest
 and Extraordinary Item..............                2,765               (10,778)               48,311
Income Allocated to Minority
 Interest............................                  ---                (3,028)               (4,978)
                                           ----------------        -------------            ----------
Income Before Extraordinary
 Item................................                2,765               (13,806)               43,333
                                           ----------------        -------------            ----------
Preferred Stock Dividends............                  ---                (5,126)               (8,491)
                                           ----------------        -------------            ----------
Income Before Extraordinary
 Item Available to Common
 Shareholders........................       $        2,765           $   (18,932)            $  34,842
                                           ===============         =============            ==========
Income Before Extraordinary
 Item Per Weighted Average
 Common Share Outstanding
 (30,080,434 for June 30, 1997)....
Pro Forma Income Before
 Extraordinary Item Per
 Weighted  Average Common
 Share Outstanding (36,117,874
 for June 30, 1997, pro forma)....                                                          $      .96
                                                                                            ==========


The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.           BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited proforma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1997 through June 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No.1 dated February 12, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 27 properties acquired through October 31, 1997 and six properties to be acquired (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997 and the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties to be acquired by November 30, 1997 (the "Sealy Acquisition Properties"), seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") and 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on this Form 8-K dated October 30, 1997.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical June 30, 1997 financial statements of the Company. The pro forma statement of operations for the six months ended June 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering") and the 5,400,000 shares of $.01 par value common stock issued on October 15, 1997 (the "October 1997 Equity Offering") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Company's results of operations would have been for the six months ended June 30, 1997 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Company.


2.           PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - JUNE 30, 1997

 (a) The historical operations reflect the operations of the Company for the period January 1, 1997 through June 30, 1997 as reported on the Company's Form 10-Q/A No.1 dated August 26, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

 (f)  The historical operations reflect the operations of the 1997
      Acquisition I Properties for the period January 1,   1997 through the
      earlier of June 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (i) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through June 30, 1997.

 (j) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1997 through June 30, 1997.

 (k) In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity Offering.

      The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties from January 1, 1997 through the earlier of their respective acquisition date or June 30, 1997 and if such properties were acquired on January 1, 1996.

      Income allocated to minority interest reflects income attributable to units in First Industrial, L.P. (the "Units") owned by unit holders other than the Company. The minority interest adjustment reflects a 12.5% minority interest for the six months ended June 30, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1996.

      The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                       First
                                    Industrial       First          Other                         1996         1997
                                      Realty       Highland      Acquisition    Acquisition   Acquisition   Acquisition
                                    Trust, Inc.   Properties     Properties     Properties     Properties    Property     Subtotal
                                    (Historical)  (Historical)   (Historical)   (Historical)  (Historical)  (Historical)   Carry
                                     Note 2 (a)    Note 2 (b)     Note 2 (c)    Note 2 (d)     Note 2 (e)    Note 2 (f)   Forward
                                    ------------  -----------    ------------  -------------  ------------  ------------  --------
REVENUES:
  Rental Income..................    $109,113       $1,915        $1,029         $2,893         $7,601         $ 948     $123,499
  Tenant Recoveries and
   Other Income..................      30,942          182           218            469            944           210       32,965
                                     --------       ------        ------         ------         ------         -----     --------
    Total Revenues...............     140,055        2,097         1,247          3,362          8,545         1,158      156,464
                                     --------       ------        ------         ------         ------         -----     --------
EXPENSES:
  Real Estate Taxes..............      23,371          213           237            519          1,283           167       25,790
  Repairs and Maintenance........       5,408          134            45            139            539            62        6,327
  Property Management............       5,067           86            40            109            354            30        5,686
  Utilities......................       3,582          189            21             68             30           135        4,025
  Insurance......................         877           28            14             44             65           ---        1,028
  Other..........................         919          ---           ---            ---              2           ---          921
  General and Administrative.....       4,018          ---           ---            ---            ---           ---        4,018
  Interest Expense...............      28,954          ---           ---            ---            ---           ---       28,954
  Amortization of Interest Rate
   Protection Agreements and
   Deferred Financing Costs......       3,286          ---           ---            ---            ---           ---        3,286
  Depreciation and Other
   Amortization..................      28,049          ---           ---            ---            ---           ---       28,049
                                     --------       ------        ------         ------         ------         -----     --------
    Total Expenses...............     103,531          650           357            879          2,273           394      108,084
                                     --------       ------        ------         ------         ------         -----     --------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item.........      36,524        1,447           890          2,483          6,272           764       48,380
Gain on Sale of Properties.......       4,344          ---           ---            ---            ---           ---        4,344
                                     --------       ------        ------         ------         ------         -----     --------
Income Before Minority Interest
  and Extraordinary Item.........      40,868        1,447           890          2,483          6,272           764       52,724
Income Allocated to Minority
  Interest.......................      (2,931)         ---           ---            ---            ---           ---       (2,931)
                                     --------       ------        ------         ------         ------         -----     --------
Income Before Extraordinary
  Item...........................      37,937        1,447           890          2,483          6,272           764       49,793
                                     --------       ------        ------         ------         ------         -----     --------
Preferred Stock Dividends .......      (3,919)         ---           ---            ---            ---           ---       (3,919)
                                     --------       ------        ------         ------         ------         -----     --------
Income Before Extraordinary
  Item Available to Common
  Shareholders...................    $ 34,018       $1,447        $  890         $2,483         $6,272         $ 764     $ 45,874
                                     ========       ======        ======         ======         ======         =====     ========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December
  31, 1996)......................    $   1.37
                                     ========
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (29,890,106 for
  December 31, 1996, pro
  forma).........................

The accompanying notes are an integral part of the pro forma financial statement

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                     Lazarus          Punia        Other 1997      1997
                                                                     Burman         Acquisition    Acquisition  Acquisition I
                                                                    Properties       Properties    Properties    Properties
                                                     Subtotal      (Historical)     (Historical)  (Historical)   (Historical)
                                                  Carry Forward     Note 2 (g)       Note 2 (h)    Note 2 (i)    Note  2 (j)
                                                  -------------    -----------     -------------  ------------  --------------
REVENUES:
 Rental Income.................................      $123,499        $18,606        $10,448          $3,829        $1,451
 Tenant Recoveries and Other
  Income.......................................        32,965          4,636          2,668           1,089           648
                                                     --------        -------        -------          ------        ------
    Total Revenues.............................       156,464         23,242         13,116           4,918         2,099
                                                     --------        -------        -------          ------        ------
EXPENSES:
 Real Estate Taxes.............................        25,790          4,767          1,908           1,131           490
 Repairs and Maintenance.......................         6,327          1,477            795             124           102
 Property Management...........................         5,686            732            329              89            54
 Utilities.....................................         4,025            959            586              27             7
 Insurance.....................................         1,028            275            160              30            22
 Other.........................................           921            457            218             ---           ---
General and Administrative.....................         4,018            ---            ---             ---           ---
Interest Expense...............................        28,954            ---            ---             ---           ---
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.....................         3,286            ---            ---             ---           ---
Depreciation and Other
  Amortization.................................        28,049            ---            ---             ---           ---
                                                     --------        -------        -------          ------        ------
    Total Expenses.............................       108,084          8,667          3,996           1,401           675
                                                     --------        -------        -------          ------        ------
Income Before Gain on Sales
  of Properties, Minority
  Interest and Extraordinary
  Item ........................................        48,380         14,575          9,120           3,517         1,424
Gain on Sales of Properties....................         4,344            ---            ---             ---           ---
                                                     --------        -------        -------          ------        ------
Income Before Minority
  Interest and Extraordinary
  Item.........................................        52,724         14,575          9,120           3,517         1,424
Income Allocated to Minority
  Interest.....................................        (2,931)           ---            ---             ---           ---
                                                     --------        -------        -------          ------        ------
Income Before Extraordinary
  Item.........................................        49,793         14,575          9,120           3,517         1,424
                                                     --------        -------        -------          ------        ------
Preferred Stock Dividends......................        (3,919)           ---            ---             ---           ---
                                                     --------        -------        -------          ------        ------
Income Before Extraordinary
  Item Available to Common
  Shareholders.................................       $45,874        $14,575        $ 9,120          $3,517        $1,424
                                                     ========        =======        =======          ======        ======



                                                     Subtotal
                                                      Carry
                                                     Forward
                                                     --------
REVENUES:
 Rental Income.................................      $157,833
 Tenant Recoveries and Other
  Income.......................................        42,006
                                                     --------
    Total Revenues.............................       199,839
                                                     --------
EXPENSES:
 Real Estate Taxes.............................        34,086
 Repairs and Maintenance.......................         8,825
 Property Management...........................         6,890
 Utilities.....................................         5,604
 Insurance.....................................         1,515
 Other.........................................         1,596
General and Administrative.....................         4,018
Interest Expense...............................        28,954
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.....................         3,286
Depreciation and Other
  Amortization.................................        28,049
                                                     --------
    Total Expenses.............................       122,823
                                                     --------
Income Before Gain on Sales
  of Properties, Minority
  Interest and Extraordinary
  Item ........................................        77,016
Gain on Sales of Properties....................         4,344
                                                     --------
Income Before Minority
  Interest and Extraordinary
  Item.........................................        81,360
Income Allocated to Minority
  Interest.....................................        (2,931)
                                                     --------
Income Before Extraordinary
  Item.........................................        78,429
                                                     --------
Preferred Stock Dividends......................
                                                       (3,919)
Income Before Extraordinary                          --------
  Item Available to Common
  Shareholders.................................       $74,510
                                                     ========

    The accompanying notes are an integral part of the pro forma financial statement.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                           1997          1997
                                                                        Pacifica           Sealy        Acquisition   Acquisition
                                                                        Acquisition     Acquisition         III            II
                                                           Subtotal     Properties       Properties      Properties    Properties
                                                            Carry       (Historical)    (Historical)    (Historical)   (Historical)
                                                           Forward      Note 2 (k)       Note 2 (l)      Note 2 (m)    Note 2 (n)
                                                          --------      -----------     ------------    ------------   ------------
REVENUES:
 Rental Income.................................           $157,833       $16,849          $15,163         $1,945         $6,213
 Tenant Recoveries and
  Other Income.................................             42,006         3,453            1,546            244          1,256
                                                          --------       -------          -------         ------         ------
   Total Revenues..............................            199,839        20,302           16,709          2,189          7,469
                                                          --------       -------          -------         ------         ------
EXPENSES:
 Real Estate Taxes.............................             34,086         2,521            2,068            222          1,518
 Repairs and Maintenance.......................              8,825         1,554            1,546            168            424
 Property Management...........................              6,890           767              700             91            254
 Utilities.....................................              5,604           547              329             51             53
 Insurance.....................................              1,515           116              264             14             56
 Other.........................................              1,596           155              ---              4             31
 General and Administrative....................              4,018           ---              ---            ---            ---
 Interest Expense..............................             28,954           ---              ---            ---            ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.....................              3,286           ---              ---            ---            ---
 Depreciation and Other
  Amortization.................................             28,049           ---              ---            ---            ---
                                                          --------       -------          -------         ------         ------
   Total Expenses..............................            122,823         5,660            4,907            550          2,336
                                                          --------       -------          -------         ------         ------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item.......................             77,016        14,642           11,802          1,639          5,133
Gain on Sale of Properties.....................              4,344           ---              ---            ---            ---
                                                          --------       -------          -------         ------         ------
Income Before Minority Interest
  and Extraordinary Item.......................             81,360        14,642           11,802          1,639          5,133
Income Allocated to Minority
  Interest.....................................             (2,931)          ---              ---            ---            ---
                                                          --------       -------          -------         ------         ------
Income Before Extraordinary
  Item.........................................             78,429        14,642           11,802          1,639          5,133
                                                          --------       -------          -------         ------         ------
Preferred Stock Dividends .....................             (3,919)          ---              ---            ---            ---
                                                          --------       -------          -------         ------         ------
Income Before Extraordinary
  Item Available to Common
  Shareholders.................................           $ 74,510       $14,642          $11,802         $1,639         $5,133
                                                          ========       =======          =======         ======         ======
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 as of December
  31,1996).....................................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (29,890,106 as of
  December 31, 1996, pro
  forma).......................................


                                                           Pro Forma     Subtotal
                                                          Adjustments     Carry
                                                           Note 2 (o)    Forward
                                                          ----------    --------
REVENUES:
 Rental Income.................................            $    ---      $198,003
 Tenant Recoveries and
  Other Income.................................                 ---        48,505
                                                          ---------     ---------
   Total Revenues..............................                 ---       246,508
                                                          ---------     ---------
EXPENSES:
 Real Estate Taxes.............................                 ---        40,415
 Repairs and Maintenance.......................                 ---        12,517
 Property Management...........................                 ---         8,702
 Utilities.....................................                 ---         6,584
 Insurance.....................................                 ---         1,965
 Other.........................................                 ---         1,786
 General and Administrative....................                 ---         4,018
 Interest Expense..............................              16,834        45,788
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.....................                 ---         3,286
 Depreciation and Other
  Amortization.................................              16,421        44,470
                                                          ---------     ---------
   Total Expenses..............................              33,255       169,531
                                                          ---------     ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item.......................             (33,255)       76,977
Gain on Sale of Properties.....................                 ---         4,344
                                                          ---------     ---------
Income Before Minority Interest
  and Extraordinary Item.......................             (33,255)       81,321
Income Allocated to Minority
  Interest.....................................              (5,111)       (8,042)
                                                          ---------     ---------
Income Before Extraordinary
  Item.........................................             (38,366)       73,279
                                                          ---------     ---------
Preferred Stock Dividends .....................             (13,063)      (16,982)
                                                          ---------     ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders.................................           $ (51,429)    $  56,297
                                                          =========     =========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 as of December
  31,1996).....................................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (29,890,106 as of
  December 31, 1996, pro
  forma).......................................                         $    1.56
                                                                        =========

The accompanying notes are an integral part of the pro forma financial statement

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION.

      First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

      The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 28 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Company between January 1, 1996 and April 10, 1996 which were reported on Form 8-K/A No. 1 dated March 20, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 27 properties acquired through October 31, 1997 and six properties to be acquired (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997 and the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties to be acquired by November 30, 1997 (the "Sealy Acquisition Properties"), seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") and 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on this Form 8-K dated October 30, 1997.


      The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statement of the Company. The pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 shares of $.01 par value common stock issued on February 2, 1996 (the "February 1996 Equity Offering"), the 5,750,000 shares of $.01 par value common stock issued on October 25, 1996 (the "October 1996 Equity Offering"), the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering") and the 5,400,000 shares of $.01 par value common stock issued on October 15, 1997 (the "October 1997 Equity Offering") had been completed on January 1, 1996.

      The unaudited pro forma financial statement is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Company.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1996 through December 31, 1996 as reported on the Company's Form 10-K dated March 27, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


(d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

(e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

(f) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1996 through December 31, 1996.

(g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

(h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

(i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

(j) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

(k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

(l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

(m) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

(n) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1996 through December 31, 1996.

(o) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

     Facility") or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Equity Offering.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity Offering.

     The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition III Properties and the 1997 Acquisition II Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

     Income allocated to minority interest reflects income attributable to units in First Industrial, L.P. (the "Units") owned by unitholders other than the Company. The minority interest adjustment reflects a 12.5% minority interest for the year ended December 31, 1996. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the February 1996 Equity Offering, the October 1996 Equity Offering, the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1996.

     The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               FIRST INDUSTRIAL REALTY TRUST, INC.




November 13, 1997              By:    /s/  Michael J. Havala         .
                                    -------------------------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                EXHIBIT INDEX




Exhibit No.        Description
-----------        -----------
  23               Consent of Coopers & Lybrand L.L.P.,
                   Independent Accountants